Earnings per Share (Details) - shares shares in Thousands	12 Months Ended
	Aug. 31, 2020	Aug. 31, 2019	Aug. 31, 2018
Earnings per Share [Abstract]
Basic weighted average number of shares outstanding (in shares)	55,604	55,325	54,998
Plus dilutive effect of [Abstract]
Restricted shares units (in shares)	0	0	0
Deferred share units (in shares)	0	0	0
Performance share units (in shares)	0	0	0
Diluted weighted average number of shares outstanding (in shares)	55,604	55,325	54,998
Stock awards excluded from the calculation of the diluted weighted average number of shares outstanding because their exercise price was greater than the average market price of the common shares, or their inclusion would be antidilutive (in shares)	2,012	1,701	1,799